EXHIBIT A


                             Joint Filing Agreement

     This Joint Filing Agreement is entered into as of January 6, 2004, by and among the parties signatories hereto.

     The undersigned hereby agree that the Statement on Schedule 13D with respect to the shares of common stock, without par value, of SunOpta Inc., a Canadian corporation, is, and any amendment thereafter signed by each of the undersigned may be, filed on behalf of each undersigned pursuant to and in accordance with the provisions of 13d-1(k) under the Securities Exchange Act of 1934, as amended.


Dated:  January 6, 2004                 CLARIDGE ISRAEL LLC

                                        By: /s/ Andrew J. Parsons
                                            ------------------------------
                                            Name:  Andrew J. Parsons
                                            Title: Vice President


Dated:  January 6, 2004                 STEPHEN R. BRONFMAN

                                        By: /s/ Michel Boucher
                                            ------------------------------
                                            Name: Michel Boucher,
                                                  as Attorney-in-Fact
                                                  for Stephen R. Bronfman


Dated:  January 6, 2004                     ROBERT FETHERSTONHAUGH

                                        By: /s/ Michel Boucher
                                            ------------------------------
                                            Name: Michel Boucher,
                                                  as Attorney-in-Fact
                                                  for Robert Fetherstonhaugh


Dated:  January 6, 2004                     SRB BELVEDERE TRUST

                                        By: /s/ Michel Boucher
                                            ------------------------------
                                            Name: Michel Boucher,
                                                  as Attorney-in-Fact for each
                                                  of Robert Fetherstonhaugh, a
                                                  Trustee, and Michael D.
                                                  Vineberg, a Trustee

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Dated:  January 6, 2004                     CHARLES R. BRONFMAN TRUST

                                        By: /s/ Michel Boucher
                                            ------------------------------
                                            Name: Michel Boucher,
                                                  as Attorney-in-Fact for each
                                                  of Guy P. Lander, a Trustee,
                                                  Steven H. Levin, a Trustee,
                                                  and Jay Rubinstein, a Trustee